ABACUS GLOBAL MANAGEMENT, INC. REPORTS SECOND QUARTER 2026 RESULTS
~ Reports Record Second Quarter 2026 Total Revenue of $73.0 Million ~
~ Adjusted Net Income1 of $27.1 Million and Adjusted EPS1 of $0.28 Exceed High End of Guidance Ranges; Adjusted EBITDA1 Grows to Record $39.9 Million ~
~ Surpasses First-Half 2026 Longevity Funds Target, Raising $544.2 Million in New Capital, Exceeding $500 Million Goal ~
~ Projects Continued Growth with Third Quarter 2026 Adjusted EPS1 of $0.26–$0.28, Up to 17%
Year-Over-Year ~
ORLANDO, Fla. – August 6, 2026 – Abacus Global Management, Inc. (“Abacus” or the “Company”) (NYSE: ABX), a financial services company specializing in alternative asset management, data-driven wealth solutions, technology innovations, and institutional services with a focus on longevity-based assets and personalized financial planning, today reported results for the second quarter ended June 30, 2026.
Jay Jackson, Chief Executive Officer of Abacus, remarked, “Abacus continues to build the intelligence layer for lifespan-linked finance. We're building a new category in financial planning and infrastructure: longevity and LifeARC as the foundation for how families plan and transfer wealth across generations, grounded in the liquidity and data only Abacus can provide.”
Mr. Jackson continued, “This was a record quarter for Abacus, and our results reflect that momentum. Revenue grew 30% year-over-year to $73.0 million, and our longevity funds raised $544.2 million in the first half, surpassing our $500 million target. We also launched the ABX Longevity Growth and Income Fund, our first registered vehicle open to individual investors, and began tokenizing in-force policies to bring transparency to the secondary market. Our early results with Manning & Napier confirm the playbook. Each of these moves reinforces the same flywheel, and we've never had more confidence in where this business is headed.”
Second Quarter 2026 Highlights

Metric	2Q26	2Q25	Note
Total Revenue	$73.0M	$56.2M	+30% YoY driven by strong Life Solutions growth
GAAP net income	$6.6M	$17.6M	Down 63% YoY on strategic business expenses and personnel costs from acquisitions and growth across asset management, wealth management and technology
Operating Cash Flow (YTD)	$130.9M	$14.5M	+$116.4M increase YoY (presented as YTD figures); demonstrates cash generation capacity of platform
Second Quarter 2026 Non-GAAP Highlights

Metric	2Q26	2Q25	Note
Adjusted net income (Gross)[1]	$27.1M	$21.9M	+24% YoY
Adjusted EPS (Gross) [1]	$0.28	$0.23	+22% YoY; based on diluted share count
Adjusted EBITDA[1]	$39.9M	$31.5M	+27% YoY
Adjusted EBITDA margin[1]	54.7%	56.1%	Maintains high margin level while growing the business
Second Quarter 2026 Efficiency Movers

Metric	2Q26	2Q25	Note
Annualized ROIC[1]	23%	22%	+90 bps YoY
Annualized ROE[1]	25%	21%	+400 bps YoY
(1) Non-GAAP Financial Measure. See reconciliations to nearest comparable GAAP measure beginning on page 6.

Metric	2Q26	2Q25	Note
Annualized turnover ratio	2.0x	2.3x	Within long-term target of 1.5x to 2.0x
Average realized gain	25%	26%	Exceeds long-term target of 20%, reflecting strong origination discipline

Other Second Quarter 2026 Highlights
•For the first half of 2026, Abacus surpassed its $500 million longevity funds inflow target, raising $544.2 million in new capital, compared to $604 million raised during all of 2025. Capital inflows in the second quarter alone totaled approximately $256.1 million.
•Following the quarter's end, Abacus received SEC effectiveness for and launched the ABX Longevity Growth and Income Fund (ticker: ABXGX), the Company's first registered interval fund dedicated to the longevity asset class, providing individual investors and their advisors direct access to the strategy for the first time.
•During the quarter, Abacus began tokenizing in-force life insurance policies, building an on-chain record of each policy's chain of title, liens and cash-flow rights to bring greater transparency and liquidity to the secondary life insurance market.
•In May 2026, Abacus completed its previously announced $53 million minority equity investment in Manning & Napier, Inc., a diversified wealth and asset management firm with approximately $18 billion in total AUM and 3,400 clients. In connection with the closing, the parties entered into a Strategic Alliance Agreement and have since established a live referral channel between the two firms and begun rolling out Abacus's LifeARC platform across Manning & Napier's advisor network.

Liquidity and Capital
As of June 30, 2026, the Company had cash and cash equivalents of $23.4 million, balance sheet policy assets held at fair value of $383.0 million, and total outstanding debt, net of deferred issuance costs and discounts, of $330.6 million. The Company generated $130.9 million in operating cash flow during the six months ended June 30, 2026, compared to $14.5 million in the prior-year period, reflecting the increasing cash generation capacity of the platform as longevity fund AUM scales.
Outlook

Metric	FY26	3Q26	Note
Adjusted net income (Gross)[1]	$100M to $106M	$26M to $28M	FY implies 17% to 24% YoY; Midpoint of ~20%
Adjusted EPS (Gross)[1]	$1.00 to $1.05	$0.26 to $0.28	Quarterly implies Up to 17% YoY; based on diluted share count
Webcast and Conference Call
A webcast and conference call to discuss the Company’s results will be held today, August 6, 2026, beginning at 5:00 p.m. (Eastern Time). A live webcast of the conference call will be available on Abacus’ investor relations website at ir.abacusgm.com. The dial-in number for the conference call is (833) 419-0865 (toll-free) or (785) 838-9333 (International) and participants must enter Conference ID “ABACUS” when joining. Please dial the number 10 minutes prior to the scheduled start time.
A webcast replay of the call will be available at ir.abacusgm.com for one year following the call.
Non-GAAP Financial Information
Adjusted Net Income, a non-GAAP financial measure, is defined as net income (loss) attributable to Abacus adjusted for non-controlling interest income, amortization, change in fair value of warrants, business acquisition costs and non-recurring legal costs, and non-cash stock-based compensation and the related stock-based limitation tax effect before the estimated tax effect. The estimated tax effect to adjusted net income is based on the Company’s U.S. based federal and state statutory tax rates. Management believes that Adjusted Net Income
(1) Non-GAAP Financial Measure. See reconciliations to nearest comparable GAAP measure beginning on page 6.

is an appropriate measure of operating performance because it eliminates the impact of expenses that do not relate to business performance. A reconciliation of Adjusted Net Income to Net income attributable to Abacus, the most directly comparable GAAP measure, appears below.
Adjusted EPS measures per share earnings and is calculated as Adjusted Net Income divided by adjusted weighted-average shares outstanding. Management believes that Adjusted EPS may be useful to investors because it enables them to better evaluate per share operating performance across reporting periods by eliminating the impact of expenses that do not relate to the Company’s business performance.
The Company is unable to provide a comparable FY 2026 outlook for, or a reconciliation to net income because it cannot provide a meaningful or accurate calculation or estimation of certain reconciling items without unreasonable effort. Its inability to do so is due to the inherent difficulty in forecasting the timing of items that have not yet occurred and quantifying certain amounts that are necessary for such reconciliation, including variations in effective tax rate, expenses to be incurred for acquisition activities, and other one-time or exceptional items.
Adjusted EBITDA, a non-GAAP financial measure, is defined as net income (loss) attributable to Abacus adjusted for depreciation expense, amortization, interest expense, income , business acquisition costs and non-recurring legal costs, non-cash expenses, and certain other items that in our judgment significantly impact the period-over-period assessment of performance and operating results that do not directly relate to business performance within the Abacus’ control. These items may include payments made as part of the Company's expense support commitment, change in fair value of debt, change in fair value of warrant liability, S&P 500 options that were entered into as an economic hedge related to the debt (described as the realized and unrealized gain on equity securities, at fair value), non-cash stock based compensation, and other items. A reconciliation of Adjusted EBITDA to Net income attributable to Abacus, the most directly comparable GAAP measure, appears below.
Adjusted EBITDA margin, a non-GAAP financial measure, is defined as Adjusted EBITDA divided by Total revenues. A reconciliation of Adjusted EBITDA margin to Net income margin, the most directly comparable GAAP measure, appears below.
Annualized return on invested capital (“ROIC”), a non-GAAP financial measure, is defined as Adjusted Net Income for the quarter divided by the result of Total Assets less Intangible assets, net, Goodwill and Current Liabilities, multiplied by four. ROIC is not a measure of financial performance under GAAP. We believe ROIC should be considered in addition to, not as a substitute for, operating income or loss, net income or loss, cash flows provided by or used in operating, investing and financing activities or other income statement or cash flow statement line items reported in accordance with GAAP.
Annualized return on equity (“ROE”), a non-GAAP financial measure, is defined as Adjusted Net Income divided by total shareholder equity, multiplied by four. ROE is not a measure of financial performance under GAAP. We believe
ROE should be considered in addition to, not as a substitute for, operating income or loss, net income or loss, cash flows provided by or used in operating, investing and financing activities or other income statement or cash flow statement line items reported in accordance with GAAP. The below table presents our calculation of ROE.
Forward-Looking Statements

All statements in this press release (and oral statements made regarding the subjects of this press release) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Abacus. Forward-looking information includes but is not limited to statements regarding: Abacus’s financial and operational outlook; Abacus’s operational and financial strategies, including planned growth initiatives and the benefits thereof;
(1) Non-GAAP Financial Measure. See reconciliations to nearest comparable GAAP measure beginning on page 6.

Abacus’s ability to successfully effect those strategies, and the expected results therefrom; projections of future earnings and expected capital; Abacus’ ability to generate future cash flows; securitization schedules and timing; future demand for Abacus’ products and services; and the reliability of the Company’s fund structures and corresponding market confidence and expectations. These forward-looking statements generally are identified by the words “believe,” “project,” “estimate,” “expect,” ”intend,” “anticipate,” “goals,” “prospects,” “will,” “would,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

While Abacus believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to:  the potential impact of our business relationships, including with our employees, customers and competitors; changes in general economic and business and conditions, including changes in the financial markets; political instability both in the U.S. and abroad, to include political violence, terrorism, and war; weakness or adverse changes in the level of activity in our sector or the sectors of our affiliated companies, which may be caused by, among other things, high or increasing interest rates, or a weak U.S. economy; significant competition that our operating subsidiaries face; compliance with extensive government regulation; the failure to meet Abacus’s investment objectives; the inability to raise capital on favorable terms or at all; and the effectiveness of Abacus’s control environment, including the identification of control deficiencies.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties set forth in documents filed by Abacus with the U.S. Securities and Exchange Commission from time to time, including the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and subsequent periodic reports. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Abacus cautions you not to place undue reliance on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Abacus assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Abacus does not give any assurance that it will achieve its expectations.
Risk disclosure: All securities investing and trading activities risk the loss of capital. Investors should carefully review the offering documents and consult with their own legal, tax, and financial advisors regarding the suitability of investments.
About Abacus
Abacus Global Management (NYSE: ABX) is a financial services company specializing in alternative asset management, data-driven wealth solutions, technology innovations, and institutional services. With a focus on longevity-based assets and personalized financial planning, Abacus leverages proprietary data analytics and decades of industry expertise to deliver innovative solutions that optimize financial outcomes for individuals and institutions worldwide.
For more information, please visit www.abacusgm.com

Contacts:

Investor Relations

David Jackson – Head of Investor Relations
david@abacusgm.com
(321) 299-0716

Public Relations
press@abacusgm.com
(1) Non-GAAP Financial Measure. See reconciliations to nearest comparable GAAP measure beginning on page 6.

ABACUS GLOBAL MANAGEMENT, INC. CONSOLIDATED BALANCE SHEETS

	June 30, 2026 (Unaudited)	December 31, 2025
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$23,388,190	$38,112,332
Accounts receivable	22,812,071	18,082,473
Accounts receivable, related party	10,127,137	9,320,103
Income taxes receivable	3,778,866	411,055
Prepaid expenses and other current assets	4,533,639	3,646,850
Total current assets	64,639,903	69,572,813
Property and equipment, net	2,345,652	1,597,896
Intangible assets, net	59,750,092	66,360,444
Goodwill	252,779,884	252,779,884
Operating right-of-use assets	12,306,899	4,561,692
Management and performance fee receivable, related party	15,187,416	14,800,140
Life settlement policies, at fair value	383,044,248	468,857,929
Life settlement policies, at cost	—	918,305
Available-for-sale securities, at fair value; net of allowance for credit losses of $— at June 30, 2026 and $1,245,575 at December 31, 2025	3,186,955	3,108,750
Other investments	73,043,493	18,253,585
Other assets	1,445,878	1,428,820
TOTAL ASSETS	$867,730,420	$902,240,258
LIABILITIES, MEZZANINE EQUITY, AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt, at fair value	$38,293,580	$114,424,000
Current portion of long-term debt	1,500,000	1,500,000
Accrued expenses	8,482,787	10,935,292
Current operating lease liabilities	2,630,892	720,186
Contract liabilities, deposits on pending settlements	647,043	169,184
Accrued transaction costs	2,106,184	2,336,177
Other current liabilities	16,610,025	15,853,016
Related party payable	21,473,912	—
Income taxes payable	—	2,653,366
Total current liabilities	91,744,423	148,591,221
Long-term debt, net	275,834,100	275,780,392
Long-term debt, related party	14,982,507	14,114,199
Retrocession fees payable	5,361,714	5,361,714
Noncurrent operating lease liabilities	11,066,427	4,637,642
Deferred tax liability	29,063,823	30,214,160
TOTAL LIABILITIES	428,052,994	478,699,328
COMMITMENTS AND CONTINGENCIES (Note 12)
MEZZANINE EQUITY
Series A convertible preferred stock, $0.0001 par value; 5,000 shares authorized; 5,000 shares issued and outstanding at June 30, 2026 and December 31, 2025	5,000,000	5,000,000
TOTAL MEZZANINE EQUITY	5,000,000	5,000,000
STOCKHOLDERS' EQUITY
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; 5,000 shares issued and outstanding	—	—
Class A common stock, $0.0001 par value; 200,000,000 authorized shares; 107,220,874 and 104,879,752 shares issued at June 30, 2026 and December 31, 2025, respectively	10,722	10,488
Treasury stock - at cost; 10,130,090 and 7,406,118 shares repurchased at June 30, 2026 and December 31, 2025, respectively	(80,167,968)	(55,808,595)
Additional paid-in capital	542,761,386	515,971,485
Accumulated deficit	(27,926,714)	(41,632,448)
Noncontrolling interest	—	—
TOTAL STOCKHOLDERS' EQUITY	434,677,426	418,540,930
TOTAL LIABILITIES, MEZZANINE EQUITY, AND STOCKHOLDERS' EQUITY	$867,730,420	$902,240,258

ABACUS GLOBAL MANAGEMENT, INC. UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
REVENUES:
Asset management	$776,361	$1,606,827	$1,818,804	$2,355,216
Asset management, related party	6,439,292	7,155,049	13,855,993	14,179,737
Life solutions	53,920,260	31,125,573	87,936,927	66,522,884
Life solutions, related party	11,504,800	16,175,271	28,055,421	17,076,617
Technology services	379,277	161,900	743,133	229,512
TOTAL REVENUES	73,019,990	56,224,620	132,410,278	100,363,966
COST OF REVENUES (excluding depreciation and amortization stated below):
Cost of revenue (including stock-based compensation)	9,064,451	6,054,644	15,371,836	13,163,051
GROSS PROFIT	63,955,539	50,169,976	117,038,442	87,200,915
OPERATING EXPENSES:
Sales and marketing	5,558,460	3,267,715	10,506,370	5,883,715
General and administrative (including stock-based compensation)	32,956,074	18,926,329	58,828,199	31,190,115
Gain on change in fair value of debt	—	—	—	(3,362,103)
Gain on equity securities, at fair value	—	272,254	—	—
Depreciation and amortization expense	3,962,445	5,184,083	7,896,531	9,942,629
TOTAL OPERATING EXPENSES	42,476,979	27,650,381	77,231,100	43,654,356
OPERATING INCOME	21,478,560	22,519,595	39,807,342	43,546,559
OTHER INCOME (EXPENSE):
Loss on change in fair value of warrant liability	—	4,183,000	—	(623,000)
Interest expense	(8,311,904)	(8,752,145)	(18,765,496)	(18,370,475)
Interest income	670,783	1,012,278	1,334,006	2,187,279
Other income (expense), net	(2,861,547)	2,718,172	(342,954)	2,673,648
TOTAL OTHER EXPENSE	(10,502,668)	(838,695)	(17,774,444)	(14,132,548)
NET INCOME BEFORE PROVISION FOR INCOME TAXES	10,975,892	21,680,900	22,032,898	29,414,011
Income tax expense	4,348,850	4,069,971	8,139,664	6,404,056
NET INCOME	6,627,042	17,610,929	13,893,234	23,009,955
LESS: NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	—	27,240	—	786,683
NET INCOME ATTRIBUTABLE TO ABACUS GLOBAL MANAGEMENT, INC.	$6,627,042	$17,583,689	$13,893,234	$22,223,272
EARNINGS PER SHARE:
Earnings per share - basic	$0.07	$0.18	$0.14	$0.23
Earnings per share - diluted	$0.07	$0.18	$0.14	$0.23
Weighted-average stock outstanding—basic	95,319,635	94,690,195	96,574,532	95,437,545
Weighted-average stock outstanding—diluted	98,457,545	97,372,470	99,755,998	97,801,477

NET INCOME	$6,627,042	$17,610,929	$13,893,234	$23,009,955
COMPREHENSIVE INCOME BEFORE NON-CONTROLLING INTERESTS	6,627,042	17,610,929	13,893,234	23,009,955
Net and comprehensive income attributable to non-controlling interests	—	27,240	—	786,683
COMPREHENSIVE INCOME ATTRIBUTABLE TO ABACUS GLOBAL MANAGEMENT, INC.	$6,627,042	$17,583,689	$13,893,234	$22,223,272

ABACUS GLOBAL MANAGEMENT, INC. ADJUSTED NET INCOME

	Three Months Ended June 30, 2026			Three Months Ended June 30, 2025
	Gross	Estimated Tax [2]	Net	Gross	Estimated Tax [2]	Net
NET INCOME ATTRIBUTABLE TO ABACUS GLOBAL MANAGEMENT, INC.	$6,627,042	$—	$6,627,042	$17,583,689	$—	$17,583,689
Net income attributable to noncontrolling interests	—	—	0	27,240	—	27,240
Amortization expense	3,824,053	(969,206)	2,854,847	4,667,987	(1,183,102)	3,484,885
Stock-based compensation	6,882,980	(1,744,491)	5,138,489	3,486,829	(883,737)	2,603,092
Unrealized loss (gain) on investments	660,511	(167,407)	493,104	—	—	—
Impairment on investments	—	—	0	—	—	—
Business acquisition and special projects costs	7,586,039	(1,922,682)	5,663,357	74,782	(18,953)	55,829
Loss on change in fair value of warrant liability	—	—	0	(4,183,000)	1,060,181	(3,122,819)
Other	27,779	—	27,779	—	—	—
Tax impact [1]	1,488,953	—	1,488,953	233,137	—	233,137
ADJUSTED NET INCOME	$27,097,357	$(4,803,786)	$22,293,571	$21,890,664	$(1,025,611)	$20,865,054
WEIGHTED-AVERAGE STOCK OUTSTANDING—BASIC	95,319,635	95,319,635	95,319,635	94,690,195	94,690,195	94,690,195
WEIGHTED-AVERAGE STOCK OUTSTANDING—DILUTED	98,457,545	98,457,545	98,457,545	97,372,470	97,372,470	97,372,470
ADJUSTED EPS - BASIC	$0.28	$(0.05)	$0.23	$0.23	$(0.01)	$0.22
ADJUSTED EPS - DILUTED	$0.28	$(0.05)	$0.23	$0.22	$(0.01)	$0.21

	Six Months Ended June 30, 2026			Six Months Ended June 30, 2025
	Gross	Estimated Tax [2]	Net	Gross	Estimated Tax [2]	Net
NET INCOME ATTRIBUTABLE TO ABACUS GLOBAL MANAGEMENT, INC.	$13,893,234	$—	$13,893,234	$22,223,272	$—	$22,223,272
Net income attributable to noncontrolling interests	—	—	0	786,683	—	786,683
Amortization expense	7,648,106	(1,938,412)	5,709,694	9,301,141	(2,357,374)	6,943,767
Stock-based compensation	13,226,381	(3,352,226)	9,874,155	5,842,224	(1,480,712)	4,361,512
Unrealized gain on investments	(4,739,489)	1,201,223	(3,538,266)	—	—
Impairment on investments	3,050,000	(773,023)	2,276,977	—	—	—
Business acquisition and special projects costs	11,227,172	(2,845,527)	8,381,645	74,782	(18,953)	55,829
Loss on change in fair value of warrant liability	—	—	0	623,000	(157,899)	465,101
Other	439,546	—	439,546	—	—	—
Tax impact [1]	2,460,152	—	2,460,152	233,137	—	233,137
ADJUSTED NET INCOME	$47,205,102	$(7,707,965)	$39,497,137	$39,084,239	$(4,014,938)	$35,069,302
WEIGHTED-AVERAGE STOCK OUTSTANDING—BASIC	96,574,532	96,574,532	96,574,532	95,437,545	95,437,545	95,437,545
WEIGHTED-AVERAGE STOCK OUTSTANDING—DILUTED	99,755,998	99,755,998	99,755,998	97,801,477	97,801,477	97,801,477
ADJUSTED EPS - BASIC	$0.49	$(0.08)	$0.41	$0.41	$(0.04)	$0.37
ADJUSTED EPS - DILUTED	$0.47	$(0.08)	$0.40	$0.40	$(0.04)	$0.36
[1] Tax impact represents the permanent difference in tax expense related to the restricted stock awards granted to certain executives due to IRC 162(m) limitations.
[2] The estimated tax is based on the net federal and state statutory rate.
Note: Totals may not add up due to rounding.

ABACUS GLOBAL MANAGEMENT, INC. ADJUSTED EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
	2026	2025	2026	2025
NET INCOME	$6,627,042	$17,610,929	$13,893,234	$23,009,955
Depreciation and amortization expense	3,962,445	5,184,083	7,896,531	9,942,629
Income tax expense	4,348,850	4,069,971	8,139,664	6,404,056
Interest expense	8,311,904	8,752,145	18,765,496	18,370,475
Other income (expense), net	2,201,036	(2,718,172)	2,032,443	(2,673,648)
Interest income	(670,783)	(1,012,278)	(1,334,006)	(2,187,279)
Loss on change in fair value of warrant liability	—	(4,183,000)	—	623,000
Stock-based compensation	6,882,980	3,486,829	13,226,381	5,842,224
Unrealized gain on investments	660,511	—	(4,739,489)	—
Impairment on investments	—	—	3,050,000	—
Business acquisition and special projects costs	7,586,039	74,782	11,227,172	74,782
Other	27,779	—	439,546	—
Unrealized gain on equity securities, at fair value	—	272,254	—	—
Loss (gain) on change in fair value of debt	—	—	—	(3,362,103)
Adjusted EBITDA	$39,937,803	$31,537,543	$72,596,972	$56,044,091
TOTAL REVENUE	$73,019,990	$56,224,620	$132,410,278	$100,363,966
Adjusted EBITDA Margin	54.7%	56.1%	54.8%	55.8%
Net Income Margin	9.1%	31.3%	10.5%	22.9%

ABACUS GLOBAL MANAGEMENT, INC.
RETURN ON INVESTED CAPITAL

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Total Assets	$867,730,420	$848,357,920	$867,730,420	$848,357,920
Less:
Intangible assets, net	(59,750,092)	(71,392,006)	(59,750,092)	(71,392,006)
Goodwill	(252,779,884)	(238,921,108)	(252,779,884)	(238,921,108)
Current Liabilities	(91,744,423)	(140,178,035)	(91,744,423)	(140,178,035)
Total Invested Capital	$463,456,021	$397,866,771	$463,456,021	$397,866,771

Adjusted Net income	$27,097,357	$21,890,664	$47,205,102	$39,084,239
Adjusted Annualized ROIC	23%	22%	20%	20%

ABACUS GLOBAL MANAGEMENT, INC.
RETURN ON EQUITY

	Three Months Ended	Three Months Ended	Six Months Ended	Six Months Ended
	June 30, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Total Shareholder Equity	$434,677,426	$416,533,192	$434,677,426	$416,533,192

Adjusted Net income	$27,097,357	$21,890,664	$47,205,102	$39,084,239
Adjusted Annualized ROE	25%	21%	22%	18%